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                   ACQUISITION AGREEMENT


AGREEMENT dated November 1, 2000, by, between and among PARA MAS INTERNET INC., a company incorporated under the laws of the state of Nevada (hereinafter referred to as "PMII") and having an address for service at 3360 West Sahara Avenue Suite 200, Las Vegas, Nevada 89102, and DESTINATION T.B.G. DEVELOPMENT & MARKETING CORP. a company incorporated under the laws of the Province of Alberta (hereinafter referred to as the "Company"), having an address for service at Suite 1500 - 736 6th Avenue S.W., Calgary in the Province of Alberta and those shareholders of the Company listed in Schedule "A" attached hereto (collectively referred to as the "Sellers").

WHEREAS the Sellers carry on an intellectual property business in the Provinces of Alberta, British Columbia and elsewhere in Canada and the United States of America (the "Business") and in connection therewith owns certain Intellectual Property;

WHEREAS, the Sellers desire to sell and PMII desires to purchase the business of the Company;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

1.  PURCHASE AND SALE

the Sellers hereby agree to sell, transfer, assign and convey to PMII and PMII hereby agrees to purchase and acquire from the Sellers the Company's Business Assets constituting all of the Intellectual Property of the Company and any and all License Rights; all License Agreements and distribution rights relating to the Business granted to the Sellers by any third party under all contracts and agreements, whether written or oral, all of which are listed in Schedule B hereto. PMII hereby confirms that the Business Assets being acquired from the Sellers does not include the Royalty rights payable to the Company as provided for in the License Agreement dated April 11, 1997 between the Company and International Bible Games Inc. attached hereto as Schedule "C".

2.  PURCHASE PRICE

the Sellers and PMII all agree that the aggregate purchase price to be paid by PMII to the Sellers for the Company's Business Assets (including the Sellers interest in a License Agreement between Destination T.B.G. Development & Marketing Corp. and International Bible Games Inc. dated April 11, 1997) shall be equal to the cost of the assets transferred to PMII from the Sellers.

3.  CLOSING

(a) The Closing for the acquisition of the business assets to be purchased hereunder pursuant to the Agreement (the
"Closing") shall be held at a date and time agreed to by the parties in wiring on two days written notice.

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                                2

(b) At the Closing, PMII will notify its transfer agent to deliver to each of the Sellers a certificate of the PMII shares evidencing his ownership thereof, in accordance with the amounts specified in Schedule A attached hereto, free and clear any liens or encumbrances of any kind save and except Certificates containing the restrictive legends specified and as disclosed to the Sellers and each of the Sellers will deliver to PMII a Bill of Sale evidencing the sale of all of the Company's Business Assets to PMII.

4.  WARRANTIES AND REPRESENTATIONS OF THE COMPANY AND SELLERS

In order to induce PMII to enter into this Agreement and to complete the transaction contemplated hereby, the Company and each of the Sellers warrants and represents to PMII as of the date hereof and as of the Closing date:

(a)  Organization and Standing  The Company is a corporation duly
     -------------------------
     organized validly existing and in good standing under the laws of the Province of Alberta, is qualified to do business in the Province of Alberta and elsewhere, to the extent required by the laws of the Province. Copies of the Company's Articles of Organization have been received by PMII and no changes thereto have been made to any of the documents.

(b)  Transfer of Assets  The Company has the power, authority and capacity
     ------------------
     to enter into this Contract and to carry out the transactions contemplated hereby, all of which have been duly and validly authorized by all necessary corporate proceedings. The completions of the transactions contemplated hereby will not constitute a breach by the Sellers of any statute, by-law or regulation or of its documents of incorporation by-laws or any of the constituting documents or of any contract or agreement to which it is a party or by which it is bound or which would result in the creation of any lien, encumbrance or other charge on any of the Business assets.

(c)  Taxes  The Company has or will have filed as requested by PMII
     -----
     all necessary federal, provincial and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, as has paid or accrued for payment all taxes as shown on such returns, which that a failure to file, pay or accrue will not have a Material Adverse Effect on the Company. Such returns to be prepared in accordance with the applicable material tax laws, rules and regulations thereunder to which the Company is subject.

(d)  No Pending Actions  To the best knowledge of the Company there are no
     ------------------
     material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting the Company, or against the Company's Officers or Directors arising out of the operations of the Company that are reasonably likely to have a Material Adverse Effect on the Company. Neither the Company nor any Seller is subject to any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or administrative, governmental or regulatory authority or body.

(e)  Ownership of Assets  As described in Schedule B, the Company has good,
     -------------------
     marketable title, without any liens or encumbrances of any nature whatever, to all of the following,

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                                3

     if any;  its Intellectual Property,
     business assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer list, its corporate name and all variants thereof, trademarks and trade names, copyrights and interest thereunder, licenses and registrations, pending licenses and permits an applications therefore, inventions, processes, know-how, trade secrets, real estate and interest therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivables, fixtures, rights under agreements and whatever nature, rights in receivables, books and records and all other property and rights of every kind and nature owned or held by the Company as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by the Agreement.

(f)  No Debt Owned by the Company to Sellers  The Company does not owe any
     ---------------------------------------
     money, securities, or property to any Seller or any member of his family or to any company controlled by such a person, directly or indirectly.

(g)  Validity of the Agreement  all corporate and other proceedings required
     -------------------------
     to be taken by the Seller (including its, Officer, Directors and/or Shareholders) and by the Company in order to enter into and to carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by each Seller and by the company, and constitutes the valid and binding obligation of each of them, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and of the Assignment of the License Agreement referred to herein will not result, or with the passage of time or notice, will not result, in the breach of any of the terms or conditions of, or constitute a default under or violate the Company's Certificate of Incorporation or Articles of Organization, or any material agreement, lease, license, mortgage, bond, indenture or other material document or undertaking, oral or written, to which the Company or each Sellers are a party or are bound, nor will such execution and delivery violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body to which the company or any Seller is a party or is bound; and there are no restrictions which would prevent the Company from conducting its business after the Closing as a wholly-owned subsidiary of the Company.

(h)  Corporate Records  all of the Company's books and records, including,
     -----------------
     without limitation, its books of account, corporate records, and other records of the Company are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of formation. All material reports, returns and statements currently required to be filed by the Company, with respect to the business and operations of the Company, with any governmental agency have been filed or valid extensions have been obtained in accordance with normal procedures, and all governmental reporting requirements have been complied with.

(i)  No Misleading Statements or Omissions  Neither this Agreement nor any
     -------------------------------------
     financial statement, exhibit, schedule or document attached hereto or presented to the Company

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                                4

     in connection herewith, contain any materially misleading statement, or omit any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

(j)  Enforceability of the Agreement  This Agreement and the Schedules
     -------------------------------
     hereto which are incorporated herein and made a part hereof, when duly executed and delivered, will be the legal, valid and binding obligations of the Company enforceable according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights, and that at the Closing, PMII will have acquired title in and to the Company's Business Assets free and clear of all claims, liens and encumbrances.

(k)  Access to Books and Records  PMII will have full and free access to
     ---------------------------
     the company's books during the course of this transaction prior to Closing, during regular business hours.

(l)  Significant Agreements  At the date of closing, the Company is not
     ----------------------
     and will not be bound by any of the following agreements:

  (i)   employment, advisory or consulting contracts;

  (ii)  any plan providing for employee benefits of any nature;


  (iii) any lease with respect to any property or equipment;

  (iv) any contract or commitment for any future expenditure in excess of $1,000;

  (v) any contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, firm or organization;

  (vi) any contract, agreement, understanding, commitment or arrangement, other than in the normal course of business, not fully disclosed or set forth in the Agreement or in the company's Financial Statements; or

  (vii) any agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the execution and delivery of this Agreement.

There are no representations and warranties provided by the Company or the sellers except as set forth above.

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                                5

5.  WARRANTIES AND REPRESENTATIONS OF PMII

In order to induce the Sellers and the Company to enter into this Agreement and to complete the transaction contemplated hereby, PMII warrants and represents to the Company and each Seller that:

(a)  Organization and Standing  PMII is a corporation duly organized,
     -------------------------
     validly existing and in good standing under the laws of the State of Nevada, and has full power and authority to own and operate assets, properties, intellectual properties and business. No changes thereto will be made in any of the documents at or before Closing.

(b)  Capitalization
     --------------

  (i) As of the date hereof, PMII's entire authorized equity capital consists of 44,127,570 outstanding common shares all of which are currently issued and outstanding. All of such PMII's Common Stock issued and outstanding at the Closing have been duly authorized, validly issued and are fully paid and non-assessable, have no preemptive rights and were issued in compliance with all Federal and state securities laws. The relative rights and preferences of PMII's equity securities are set forth in PMII's Certificate of Incorporation and PMII's By-Laws and any amendments thereto. There are no other voting or equity securities convertible into voting stock and no outstanding subscriptions, warrants, calls, options, rights commitments or agreements by which PMII is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security.

  (ii) The By-Laws of PMII provide that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of PMII. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of PMII.

(c)  Ownership of PMII Shares  By PMII's issuance of the PMII Shares to the
     ------------------------
     Sellers pursuant to this Agreement, each Seller will at the Closing thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances, and claims of any nature whatsoever except those such restrictions on PMII Shares that have been disclosed to the Sellers and may not have been registered under the 1933 Act and accordingly certain hold periods may be applicable in the United States.

(d) No Business PMII has never and will not on the Closing have ever conducted business, owned assets, employed persons or incurred any liabilities other than professional fees which have been accounted for in the Financial Statements of PMII.

(e) Significant Agreements PMII is not and will not at closing be bound by any of the following:

   (i)  employment, advisory or consulting contract and has no employees;

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                                6

  (ii)  any plan providing for employee benefits of any nature;

 (iii)  any lease with respect to any property or equipment;

  (iv) any contract or commitment for any future expenditure in excess of $1,000;

   (v) any contract or commitment pursuant to which it has assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization;

  (vi) any contract, agreement, understanding, commitment or arrangement, other than in the normal course of business, not fully disclosed or set forth in the Agreement or in PMII's Financial Statements; or

  (vii) any agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the execution and delivery of this Agreement.

(f)  Taxes  PMII has filed all federal, state and local income or other
     -----
     tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns have been prepared in accordance with the applicable tax laws and rules and regulations thereunder to which PMII is subject. To PMII's knowledge, there is no audit or threat of any audit of any tax return for any period, and PMII knows of no basis for the assertion of any additional taxes of any kind.

(g)  Absence of Liabilities  at and as of the Closing Date, PMII has agreed
     ----------------------
     to be solely responsible for the reasonable legal and accounting fees
     incurred by the Company in connection with this transaction.   PMII
     will bear no responsibility for any other liabilities of any kid or nature, fixed or contingent.

(h)  No Pending Actions; Securities Issuance  There are no material legal
     ---------------------------------------
     actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting PMII, or against any of PMII's officers or directors and arising out of their operation of PMII that are reasonably likely to have a Material
     Adverse Effect on PMII and PMII has not violated any securities law, ordinance or regulation of any kind whatever, including, but not limited to the 1933 Act, the 1934 Act, the rules and regulations of the SEC, or the securities laws and regulations of any U.S. state or Canadian province. PMII is not subject to any order, writ, judgment, injunction, decree, determination or aware of any court, arbitration or administrative, governmental or regulatory authority or body. All of PMII's common stock issued and outstanding at the Closing will have been issued in compliance with all Federal and state securities laws. PMII is not an investment company as defined in the securities laws.

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                                7

(i)  Corporate Records  All of PMII's books and records, including without
     -----------------
     limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

(j)  No Misleading Statements or Omissions  Neither this Agreement nor any
     -------------------------------------
     financial statement, exhibit, schedule or document attached hereto or presented to the Company or the Sellers in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts herein set forth not materially misleading.

(k)  Validity of the Agreement  All corporate and other proceedings required
     -------------------------
     to be taken by PMII in order to enter into and to carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by PMII and constitutes a valid, binding and enforceable obligation of PMII, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement will not result, or, with the passage of time or notice, will not result, in the breach of any of the terms or conditions of, or constitute a default under or violate PMII 's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which PMII is a party or is bound or may affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body.

(l)  Enforceability of the Agreement  When duly executed and delivered,
     -------------------------------
     this Agreement and the Schedules hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable obligations of PMII according to its terms, except to the extent limited by applicable bankruptcy reorganization, insolvency, moratory or other laws relating to or effecting generally the enforcement of creditors rights, and that at the time of such execution and deliver, the Sellers will have acquired good marketable title in and to the PMII Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

(m)  Access to Books and Records  The Company and the Sellers will have
     ---------------------------
     full and free access during regular business hours and on reasonable prior notice to PMII's books and records during the course of this transaction prior to and at the Closing.

(n)  PMII's Financial Statements  PMII has provided the Company and the
     ---------------------------
     Sellers with its audited financial statements together with unaudited management prepared financial statements (the "PMII financial Statements"). The PMII Financial Statements and the notes thereto are true, complete and accurate and fairly present the consolidated assets, liabilities and accounting principles consistently applied throughout the periods involved. PMII does not have any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which were not fully reflected in the PMII Financial Statements.

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                                8

(o)  PMII's Financial Condition  At the Closing, and after consummation of
     --------------------------
     all of the transactions contemplated hereby, PMII will have no material assets or liabilities.

(p)  Directors' and Stockholder Approval  Promptly upon the execution
     -----------------------------------
     and delivery of this Agreement, but in any event, on or before the Closing, PMII's Board of Directors, and its shareholders, if required, by meeting or consent, will have approved this Agreement, and all matters set forth herein as conditions precedent to the consummation by the Sellers of the closing hereunder.

(q)  Consents  Except as described in Section 8 hereof, no consent of any
     --------
     person is necessary to the consummation of the transaction contemplated hereby.

(r)  No Brokers  No broker, finder or investment broker is entitled to
     ----------
     any brokerage, finder's or other fee or commission in connection with any of the transactions contemplated by this Agreement.


There are no representations and warranties provided by the Company or the Sellers except as set for the above.

6.  SURVIVAL OF TERMS

All of the terms and conditions of this Agreement, together with the warranties, representations and covenants contained herein or in any instrument or document delivered to or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing, notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that (a) the agreements and covenants set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied; and (b) all representations and warranties shall survive and continue for, and all claims with respect thereto shall be made prior to the end of 12 months from the Closing.

7.  THE PMII SHARES

All of the PMII Shares subject to the restrictions disclosed to the Sellers shall be validly issued, fully paid and non-assessable shares of PMII's Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation, if any, as set forth in PMII's Certificates of Incorporation.

8.  CONDITIONS PRECEDENT TO CLOSING BY THE SELLERS

Each and every obligation of PMII under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, or or before the Closing, of each of the following conditions; unless waived in writing by the Sellers:

(a)  Representations and Warranties True  The representations and warranties
     -----------------------------------
     of PMII contained in this Agreement and in all certificates and other documents delivered and to be delivered by PMII to the sellers pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of the date when made and at and as of the closing as though such representations and warranties were made at and as of such date;

(b)  Performance  PMII shall have performed and complied with all
     -----------
     agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the closing;

(c)  Board of Director and Shareholder Approval  PMII's Board of Directors
     ------------------------------------------
     and, if required by law, its shareholders shall have approved the transactions contemplated by this Agreement, including the Reorganization, in the manner required by applicable state law;

(d)  No Governmental Proceeding or Litigation  No suit, action,
     ----------------------------------------
     investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which challenges the validity or legality of the transactions contemplated hereby;

(e)  Proceedings  All proceedings to be taken in connection with the
     -----------
     transactions contemplated by this Agreement by PMII, and all documents incident thereto, shall be reasonably satisfactory to the Sellers and their counsel, and the Sellers shall have received a true, correct and complete copy of all such documents as the Sellers or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith;

(f)  Certificates/Statutory Declarations.  PMII shall have furnished the
     ------------------------------------
     Sellers with such certificates/statutory declarations of its officers to evidence the compliance with the conditions set forth in this Agreement as may be reasonably requested by the Sellers.

9.  CONDITIONS PRECEDENT TO THE CLOSING BY PMII

Each and every obligation of the Sellers and the Company under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by PMII:

(a)  Representations and Warranties True.  The representations and
     ------------------------------------
     warranties of Sellers contained in this Agreement and in all certificates and other documents delivered and to be delivered by the Sellers to PMII pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true, complete and accurate as of the date when made and at and as of the Closing as though such representations and warranties were made at and as of such date;

(b)  Performance.  The Sellers shall have performed and complied with
     -----------
     all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing;

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                                10

(c)  Assignment of License.  The Sellers shall have performed and complied
     ----------------------
     with all arrangements and Directors Resolutions to comply with the proper assignment, sale or transfer of the intellectual property rights it owns as a result of its license agreement with International Bible Games Inc.;

(d)  Board of Directors Approval.  The Sellers Board of Directors shall
     ----------------------------
     have approved the transactions contemplated by this Agreement, including the Consent to the Assignment, in the manner required herein for the Intellectual Property;

(e)  No Governmental Proceeding or Litigation.  No suit, action,
     -----------------------------------------
     investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which challenges the validity or legality of the transactions contemplated hereby;

(f)  Proceedings.  All proceedings to be taken in connection with the
     ------------
     transactions contemplated by this Agreement by the Sellers and the Company, and all documents incident thereto, shall be reasonably satisfactory to PMII and it's counsel, and PMII shall have received a true, correct and complete copy of all such documents as PMII or it's counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith;

(g)  Certificates/Statutory Declarations.  The Sellers shall have furnished
     ------------------------------------
     PMII with such certificates/statutory declarations to evidence the compliance with the conditions set forth in this Section 9 as may be reasonably requested by PMII;

(h)  Legal Opinion.  The Sellers and the Company at the option of PMII
     --------------
     shall have delivered to PMII an opinion of counsel for the Company, in form and substance reasonably satisfactory to PMII and it's counsel stating that (a) the Company is duly organized and validly existing under the laws of the State of California and is in good standing with the California Secretary of State; (b) all necessary steps have been taken pursuant to the terms of the Company's Articles of Organization and Operating Agreement to permit the transfer of the ownership of the Company to PMII; (c) counsel for the Company has no knowledge of any liens or encumbrances which would affect Seller's ability to transfer 100% of the Company to PMII; and (d) counsel for the Company has no knowledge of Company's violation of any laws or regulations of the State of California, or any basis for the assertion of any claim relating thereto;

10.  TERMINATION

This Agreement may be terminated at any time before or at Closing by:

(a)  The mutual Agreement of the parties;


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                                11


(b)  Any party if:

  (i) any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

  (ii) any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement or any material component thereof.

Upon the termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this Section, each party shall bear all of it's own costs and expenses and no party shall be liable to the other.

11.  POST CLOSING ITEMS

Within 20 days after the Closing, PMII shall file as required by the Securities and Exchange Commission and any state security regulatory authority such forms as are required under applicable federal and state securities laws in connection with the transactions contemplated hereunder.

12.  ENTIRE AGREEMENT; WAIVER OF BREACH

Except insofar as such other agreements are specifically referred to herein or are incorporated herein by reference, this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement or understanding among them in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the agreement be modified except in writing and executed by all of the parties hereto; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

13.  NO THIRD PARTY BENEFICIARIES

The provisions of this Agreement are for the exclusive benefit of the parties who are signatories hereto and their permitted successors and assigns, and no their party shall be a beneficiary or, have any rights by virtue of this Agreement.

14.  ASSIGNMENT:  BINDING EFFECT

This Agreement, including both it's obligations and benefits, shall inure to the benefit of, and by binding on the respective permitted assigns, transferees, successors and heirs of the parties. This Agreement may not be assigned or transferred in whole or in part by any party without the prior written consent of all other parties.

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                                12

15.  MATERIAL ADVERSE EFFECT

As used in this Agreement, "Material Adverse Effect" with respect to a party means any change in, or effect on, the business conducted by such party that is, or is reasonably likely to be, materially adverse to (i) the business result of operations, prospects or condition (financial or otherwise) of such party and it's subsidiaries, taken as a whole, or (ii) the assets and properties used or useful in the conduct of the business of such party and it's Subsidiaries, taken as a whole.

16.  GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the internal laws of the Province of British Columbia, determined with regard to it's conflicts of law principles. all parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted, only in a federal or state court in the Province of British Columbia, (ii) waive any objection which may nor or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the exclusive jurisdiction of such federal or state court in the Province of British Columbia in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement.

17.  COUNTERPARTS

This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

18.  SEVERABILITY

If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

19.  RESTRICTIVE LEGEND

Each certificate representing shares of PMII Common Stock being issued to the Sellers shall bear the following legend in addition to such other restrictive legends as may be required by law or as mutually agreed by all parties hereto:

    "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the holder, satisfactory to PMII, that such registration is not required under the Act and any applicable state securities laws."

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                                13

20.  NUMBER AND GENDER

Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

21.  DEFAULT BY THE PARTIES

In the event that one party hereto is in material breach of this Agreement, the other party may provide written notice of that breach, and will provide a cure period of not less than 30 days. In the event that the material breach continues beyond the 30-day cure period, the other party will have the right to terminate the Agreement by providing written notice of said termination.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


PARA MAS INTERNET INC. BY
its authorized signatory


/s/ DON McFADYEN
-------------------------
DON McFADYEN

/s/ MARY WIENS
-------------------------
MARY WIENS


DESTINATION T.B.G. DEVELOPMENT &
MARKETING CORP.  by its
authorized signatory


/s/ MURRAY WAYNE McFADYEN
-------------------------
MURRAY WAYNE McFADYEN


/s/ MARY WIENS
-------------------------
MARY WIENS